UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 13, 2025

SUPERIOR INDUSTRIES INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-06615	95-2594729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26600 Telegraph Road, Suite 400
Southfield, Michigan		48033
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 352-7300

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	(1)	(1)

(1)
On June 25, 2025, the New York Stock Exchange (“NYSE”) filed a Form 25 for Superior Industries International, Inc., a Delaware corporation (the “Company”), in connection with the delisting of the common stock, par value $0.01, of the Company (the “Common Stock”) from the NYSE. The delisting is expected to be effective ten days after the Form 25 was filed. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the U.S. Securities and Exchange Commission may determine, after the filing of the Form 25. The Common Stock began trading on the OTC Pink Market on June 25, 2025 under the symbol “SSUP”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on July 8, 2025, Superior Industries International, Inc., a Delaware corporation (the “Company”), entered into a Subscription Agreement (the “Subscription Agreement”) with SUP Parent Holdings, LLC, a Delaware limited liability company (“Parent”), pursuant to which Parent agreed to purchase, and the Company agreed to issue and sell to Parent, (i) 7,600,000 shares of common stock, par value $0.01, of the Company (the “Common Shares”) or (ii) such other number of Common Shares as may be mutually agreed by the Company and Parent, in each case, for a purchase price of $0.09 per share.

On August 13, 2025, Parent purchased from the Company, and the Company issued and sold to Parent, 7,600,000 Common Shares for an aggregate purchase price of $684,000, pursuant to the terms of the Subscription Agreement.

The Common Shares sold to Parent pursuant to the Subscription Agreement are exempt from registration pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).

The foregoing description of the Subscription Agreement does not purport to be complete and is subject to, and is qualified in its entirety by reference to the Subscription Agreement, a copy of which was filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K/A, filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 9, 2025, and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Parent and SUP Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will merge with and into the Company (the “Merger”) and the related documents (the “Proposed Transactions”), including the expected time period to consummate the Proposed Transactions, and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company and Parent, that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the substantial doubt regarding the Company’s ability to continue as a going concern; the consummation of the Proposed Transactions on the anticipated terms and timing, or at all, including obtaining regulatory approvals and receipt of the approval of the Company’s stockholders; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreements; the anticipated tax treatment of the Proposed Transactions; the possibility that any of the anticipated benefits of the Proposed Transactions will not be realized or will not be realized within the expected time period; potential litigation relating to the Proposed Transactions; the risk that disruptions from the Proposed Transactions will harm the Company’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the Proposed Transactions; the potential for modification or adjustment of the Merger Agreement; the parties’ ability to satisfy their respective conditions and consummate the Proposed Transactions; certain restrictions during the pendency of the Proposed Transactions that may impact the Company’s financial performance, operating results, ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; fees, costs and expenses and the possibility that the Proposed Transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the events of industry, market, economic, political or regulatory conditions outside of the Company’s control; future fluctuations in the Company’s market capitalization and stockholders’ equity; the expected timing and process for the deregistration of the Common Shares under the Securities Act; other risks related to the Proposed Transactions that are included in the proxy statement on Schedule 14A filed with the SEC in connection with the Merger (the “Proxy Statement”); and those risks described in Item 1A of Part I of the Company’s Annual Report on Form 10-K, filed with the SEC on March 6, 2025, in Item 1A of Part II of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 12, 2025, in Item 1A of Part II of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 7, 2025, and the Company’s other filings with the SEC. These disclosures are incorporated by reference in this communication. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. The Company does not intend to update these statements unless required by the securities or other applicable laws to do so, and the Company undertakes no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication.

No Offer or Solicitation; Additional Information and Where to Find It

This Current Report on Form 8-K is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. In connection with the Merger, the Company intends to file relevant materials with the SEC, including the Proxy Statement. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC or send to its stockholders in connection with the Merger. STOCKHOLDERS OF THE COMPANY ARE ADVISED AND URGED TO READ THE PROXY STATEMENT AND ANY OTHER DOCUMENTS FILED BY THE COMPANY WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTIONS AND THE BUSINESS TO BE CONDUCTED AT THE SPECIAL MEETING OF STOCKHOLDERS. All such documents, when filed, may be obtained free of charge at the SEC’s website (http://www.sec.gov). These documents, once available, and the Company’s other filings with the SEC also will be available free of charge on the Company’s website at https://www.supind.com/investor-relations/financial-reports.html.

Participants in the Solicitation

The Company, its directors and certain of its executive officers and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the Merger. Information regarding the names of the Company’s directors and executive officers and certain other individuals and their respective interests in the Company by security holdings or otherwise is set forth in the Company’s definitive proxy statement on Schedule 14A for its 2025 annual meeting of stockholders, filed with the SEC on April 3, 2025 (the “2025 Definitive Proxy”), which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000095552/000114036125012052/edge20039491x1_def14a.htm. Please refer to the sections captioned “Voting Securities and Principal Ownership” and “Executive Compensation and Related Information” in the 2025 Definitive Proxy. To the extent that certain Company participants or their affiliates have acquired or disposed of security holdings since the “as of” date disclosed in the 2025 Definitive Proxy, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 or amendments to beneficial ownership reports on Schedules 13D filed with the SEC, which are available at https://www.sec.gov/edgar/browse/?CIK=95552&owner=exclude. Such filings and the 2025 Definitive Proxy are available free of charge on the Company’s website at https://www.supind.com/investor-relations/financial-reports.html or through the SEC’s website  at http://www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, is set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR INDUSTRIES INTERNATIONAL, INC. (Registrant)

Date: August 15, 2025	/s/ David M. Sherbin
David M. Sherbin
Senior Vice President, General Counsel, Secretary and Chief Compliance Officer